UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 16, 2008

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

 New York  (State or Other Jurisdiction of Incorporation)
0-01989 (Commission File Number)
16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On June 16, 2008, Seneca Foods Corporation (the “Corporation”) issued a press release on its financial results for the year ended March 31, 2008 furnished as Exhibit 99.1, attached hereto.

Item 8.01                      Other Events

The Company amended its Long-Term Debt agreements to provide for the calculation of certain covenants on FIFO (first-in, first-out) basis, notwithstanding the fact that the Company changed its inventory valuation method to LIFO (last-in, first-out) effective with the fourth quarter of fiscal 2008.  Copies of amendments to the debt agreements are attached to this Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Debt Amendment Hancock

Exhibit 10.2	Debt Amendment Bank of America

 Exhibit 99.1
Press Release dated June 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      June 16, 2008

SENECA FOODS CORPORATION

By: /s/Jeffrey L. Van Riper
Jeffrey L. Van Riper
Controller